[QUARLES & BRADY LETTERHEAD]




                                                                 August 14, 1998




VIA EDGAR


Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington DC 20549

      Re: PRINCIPAL PRESERVATION PORTFOLIOS, INC. (THE "REGISTRANT")
          1933 ACT REG. NO. 33-12; 1940 ACT FILE NO. 811-4401
          RULE 497(E) PROSPECTUS SUPPLEMENT

Ladies and Gentlemen:

     Pursuant to Rule 497(e), enclosed for filing on behalf of the above-named Registrant is a Supplement, dated August 14, 1998, to its Prospectus, dated July 20, 1998. The Prospectus was included in Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, which was filed with the Commission under Rule 485(a)(1) on June 30, 1998 and became effective pursuant to the Commission's order for accelerated effectiveness on July 20, 1998.

     Please call the undersigned at (414) 277-5309 if you have any questions regarding this filing.

                                   Very truly yours,

                                   QUARLES & BRADY

                                   /s/ Fredrick G. Lautz

                                   Fredrick G. Lautz

291:ba
760314.40007
Enclosure

cc (w/enc):    Mr. Kevin C. Rupert (via UPS)

PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                      SUPPLEMENT DATED AUGUST 14, 1998 TO
                         PROSPECTUS DATED JULY 20, 1998


PORTFOLIO MANAGER CHANGE FOR GOVERNMENT PORTFOLIO

     Effective as of the date of this Prospectus Supplement, changes are being implemented in the advisory personnel participating in the investment team responsible for the management of the assets of the Government Portfolio. Mr. Thomas P. Sancomb will step into the role of team leader, and will be assisted by Mr. Marc Dion and Mr. Thomas R. Paprocki. Mr. Sancomb also serves as Portfolio Manager of the Tax-Exempt Portfolio. Mr. Dion participates in the management of the Dividend Achievers and S&P 100 Plus Portfolios. Biographical information regarding Mr. Sancomb is included in the Prospectus under the caption "Tax-Exempt Portfolio - Portfolio Manager," and regarding Mr. Dion under the caption "S&P 100 Plus Portfolio - Portfolio Manager."


     Mr. Paprocki is Vice President of Ziegler Asset Management, Inc. He has over twenty years of capital markets experience, including portfolio management, trading, research and sales and training management. Prior to joining Ziegler Asset Management, Mr. Paprocki served as President of The Huntington Capital Corp., a subsidiary of Huntington Bancshares, Columbus, Ohio, where he managed all capital markets activities including institutional securities sales and trading, investment banking and retail brokerage services. Prior thereto, Mr. Paprocki served as Senior Vice President and head bond trader for Robert W. Baird & Co. Incorporated in Milwaukee, Wisconsin.

CORRECTIONS AFFECTING THE SELECT VALUE PORTFOLIO

     In the section of the Prospectus captioned "Select Value Portfolio - Annual Advisory Fee" (page 14), the last break point for the sub-advisory fees that Ziegler Asset Management pays to Skyline is corrected to read "0.325 of 1% of average daily net assets in excess of $500 million," rather than "0.325 of 1% of
                                      ----
average daily net assets in excess of $250 million."
                                      ----

     In that same section of the Prospectus (page 15), the Expense Example presented for the Select Value Portfolio is corrected to reflect that the expenses that you would incur on a $1,000 investment in Class A Shares after one year is $65, rather than the $6 presented in the table.